STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On July 28, 2016 the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on July 18, 2016. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.1376	76.44%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0424	23.56%
Total (per common share)	0.1800	100.00%
Fiscal Year-to-Date Cumulative Distributions from[1]:	Per Share ($)%
Net Investment Income	1.2640	87.78%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.1760	12.22%
Total (per common share)	1.4400	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2015.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	14.60%
Cumulative Distribution Rate as a Percentage of NAV*	9.74%
Cumulative Total Return as a Percentage of NAV**	12.10%
Average Annual Total Return***	1.58%

^	Based on the Fund’s NAV as of June 30, 2016 and the July 28, 2016 distribution.

*	Based on the Fund’s NAV as of June 30, 2016 and includes distributions through July 28, 2016.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2015 through June 30, 2016.

***
Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending June 30, 2016. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On August 25, 2016 the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on August 15, 2016. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.1412	78.44%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0388	21.56%
Total (per common share)	0.1800	100.00%
Fiscal Year-to-Date Cumulative Distributions from[1]:	Per Share ($)%
Net Investment Income	1.4052	86.74%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.2148	13.26%
Total (per common share)	1.6200	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2015.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	14.52%
Cumulative Distribution Rate as a Percentage of NAV*	10.89%
Cumulative Total Return as a Percentage of NAV**	14.15%
Average Annual Total Return***	1.60%

^	Based on the Fund’s NAV as of July 29, 2016 and the August 25, 2016 distribution.

*	Based on the Fund’s NAV as of July 29, 2016 and includes distributions through August 25, 2016.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2015 through July 29, 2016.

***
Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending July 29, 2016. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On September 29, 2016 the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on September 19, 2016. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.1309	72.72%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0491	27.28%
Total (per common share)	0.1800	100.00%
Fiscal Year-to-Date Cumulative Distributions from[1]:	Per Share ($)%
Net Investment Income	1.5361	85.34%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.2639	14.66%
Total (per common share)	1.8000	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2015.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	14.32%
Cumulative Distribution Rate as a Percentage of NAV*	11.94%
Cumulative Total Return as a Percentage of NAV**	17.06%
Average Annual Total Return***	2.23%

^	Based on the Fund’s NAV as of August 31, 2016 and the September 29, 2016 distribution.

*	Based on the Fund’s NAV as of August 31, 2016 and includes distributions through September 29, 2016.

**
Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2015 through August 31, 2016.

***
Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending August 31, 2016. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On October 27, 2016 the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on October 17, 2016. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.1349	74.94%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0451	25.06%
Total (per common share)	0.1800	100.00%
Fiscal Year-to-Date Cumulative Distributions from[1]:	Per Share ($)%
Net Investment Income	1.6710	84.39%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.3090	15.61%
Total (per common share)	1.9800	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2015.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	14.20%
Cumulative Distribution Rate as a Percentage of NAV*	13.02%
Cumulative Total Return as a Percentage of NAV**	19.47%
Average Annual Total Return***	5.25%

^	Based on the Fund’s NAV as of September 30, 2016 and the October 27, 2016 distribution.

*	Based on the Fund’s NAV as of September 30, 2016 and includes distributions through October 27, 2016.

**
Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2015 through September 30, 2016.

***
Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending September 30, 2016. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On November 17, 2016 the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on November 7, 2016. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.1080	60.00%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0720	40.00%
Total (per common share)	0.1800	100.00%
Fiscal Year-to-Date Cumulative Distributions from[1]:	Per Share ($)%
Net Investment Income	1.7790	82.36%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.3810	17.64%
Total (per common share)	2.1600	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2015.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	14.42%
Cumulative Distribution Rate as a Percentage of NAV*	14.42%
Cumulative Total Return as a Percentage of NAV**	19.07%
Average Annual Total Return***	3.63%

^	Based on the Fund’s NAV as of October 31, 2016 and the November 17, 2016 distribution.

*	Based on the Fund’s NAV as of October 31, 2016 and includes distributions through November 17, 2016.

**
Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2015 through October 31, 2016.

***
Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending October 31, 2016. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.